GMO TRUST                                                             Prospectus
                                                                   June 30, 2003

-  EMERGING COUNTRY DEBT SHARE FUND

                                               ---------------------------------
                                               - INFORMATION ABOUT OTHER FUNDS
                                                 OFFERED BY GMO
                                                TRUST IS CONTAINED IN
                                                SEPARATE PROSPECTUSES.

                                               - THE FUND DESCRIBED IN
                                                THIS PROSPECTUS MAY
                                                NOT BE AVAILABLE FOR
                                                PURCHASE IN ALL STATES.
                                                THIS PROSPECTUS IS NOT
                                                AN OFFERING IN ANY STATE
                                                WHERE AN OFFERING MAY
                                                NOT LAWFULLY BE MADE.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
40 ROWES WHARF - BOSTON, MASSACHUSETTS 02110

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----

SUMMARY OF FUND OBJECTIVE, PRINCIPAL INVESTMENT
  STRATEGIES, AND PRINCIPAL RISKS...........................     2

SUMMARY OF FUND PERFORMANCE AND FEES AND EXPENSES...........     3

DESCRIPTION OF PRINCIPAL RISKS..............................     4

MANAGEMENT OF THE FUND......................................     8

DETERMINATION OF NET ASSET VALUE............................     8

HOW TO PURCHASE SHARES......................................     9

HOW TO REDEEM SHARES........................................    11

DISTRIBUTIONS AND TAXES.....................................    12

INVESTMENTS IN GMO FUNDS OFFERED THROUGH SEPARATE
  PROSPECTUSES..............................................    13

FINANCIAL HIGHLIGHTS........................................    15

ADDITIONAL INFORMATION..................................back cover

SHAREHOLDER INQUIRIES...................................back cover

DISTRIBUTOR.............................................back cover

 GMO EMERGING COUNTRY DEBT SHARE FUND

                                                                               FUND CODES
                                                              ---------------------------------------------
                                                                         Ticker     Symbol         Cusip
                                                                         ------   -----------   -----------
                                                              Class III  GECDX    EmgCntrDbSh   362008 64 1

Fund Inception Date: 7/20/98

     The following summary describes the Fund's investment objective, principal investment strategies, and principal risks. The Fund may make other investments and engage in other investment strategies that are not specifically described in the summary. More information about the Fund's possible investments and strategies is set forth in the Statement of Additional Information. See the back cover of this Prospectus for information about how to receive the Statement of Additional Information. Unless described as fundamental in this Prospectus or in the Statement of Additional Information, the Fund's investment objective and policies may be changed by the Fund's Board of Trustees ("Trustees") without shareholder approval. The Fund's investment manager is Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). See "Management of the Fund" for a description of the Manager.

INVESTMENT OBJECTIVE

     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund is a "feeder" fund that invests exclusively (other than certain investments in cash and high quality money market instruments) in a "master" fund, GMO Emerging Country Debt Fund ("ECDF"). Its investment objective and principal investment strategies, therefore, are identical to those of ECDF. For a discussion of the investment objective, principal investment strategies, and principal risks for ECDF, see "Investments in GMO Funds Offered Through Separate Prospectuses" on page 13. The Fund is offered to investors who are investing through intermediaries that prefer not to invest directly in ECDF.

     Under normal circumstances, the Fund will invest at least 80% of its assets in debt investments tied economically to emerging country issuers (the Fund's "Name Policy"). The Manager defines "emerging countries" to include emerging countries in Asia, Latin America, the Middle East, Africa, and Europe ("emerging countries"). The Manager considers the term "investments" to include both direct and indirect investments. Examples of indirect investments include exposure to the relevant asset type (e.g., emerging country debt) through the use of derivatives and other "synthetic" instruments with economic characteristics similar to the relevant asset type. The Manager creates a "synthetic" bond by combining a futures contract, swap contract, or option, on a fixed income security with cash, a cash equivalent, or another fixed income security.

     ECDF seeks to achieve its objective of high total return by seeking exposure primarily to sovereign debt of emerging countries (i.e., debt issued or guaranteed by governments of emerging countries or agencies or political subdivisions of such governments). ECDF may make use of a wide variety of exchange traded and over-the-counter derivative instruments to implement its strategies (including options, futures, swap contracts, and "synthetic" bonds), and may seek to provide some protection against defaults through the use of credit default swaps. ECDF may also use credit default swaps to take an active long or short position with respect to the likelihood of a particular issuer's default.

     The Fund will not change its Name Policy without providing its shareholders with at least 60 days' prior written notice. When used in connection with the Fund's Name Policy, the Manager defines "assets" to include the Fund's net assets plus any borrowings made for investment purposes. In addition, an investment is "tied economically" to a particular country or region if: (i) it is an investment in an issuer that is organized under the laws of such country or of a country within such region or in an issuer that maintains its principal place of business in such country or region; (ii) it is traded principally in such country or region; or (iii) it is an investment in an issuer that derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or region, or has at least 50% of its assets in such country or region. This exposure may be achieved directly or indirectly as described above.

BENCHMARK

     The Fund's benchmark is the J.P. Morgan Emerging Markets Bond Index Global (EMBIG), an independently maintained and published index composed of debt securities of 31 countries, which includes Brady bonds, sovereign debt, local debt and Eurodollar debt, all of which are U.S. dollar denominated.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. The most significant risks of an investment in the Fund are the risks the Fund is exposed to through ECDF, which include those outlined in the following brief summary of the principal risks; for a more complete discussion of these risks, see "Description of Principal Risks" on page 4.

- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than the U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect ECDF's foreign investments. Emerging countries issuers are subject to these risks and other risks greater than or in addition to the risks to which U.S. or more developed foreign country issuers are subject.

- Liquidity Risk - ECDF's ability to purchase or sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for ECDF because it primarily makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions.

- Derivatives Risk - The use of derivatives involves risks different from, or greater than, risks associated with direct investments in securities and other investments. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and may not correlate in value to the relevant underlying asset. ECDF also uses credit default swaps, which are difficult to value, highly susceptible to liquidity and credit risk, and only pay a return to the party seeking protection from (or otherwise "betting" on) a default, in the event of an actual default by the issuer of the underlying obligation. Derivatives risk is particularly pronounced for the Fund because ECDF creates "synthetic" bonds to replace direct investment.

- Market Risk - Fixed Income Securities - The value of ECDF's investments in fixed income securities will typically decline during periods of rising interest rates. This risk is generally greater for funds investing in fixed income securities with longer maturities and/or of lower credit quality and for fund portfolios with longer durations. ECDF will also be exposed to additional market risk through its investments in asset-backed securities and in debt securities paying no interest.

- Currency Risk - Fluctuations in exchange rates may adversely affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent ECDF hedges currency exposure, there is risk that the U.S. dollar will decline relative to the currency being hedged.

- Credit and Counterparty Risk - Risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter ("OTC") derivatives contract, or a borrower of ECDF's securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. This risk is particularly pronounced for funds that invest in lower-rated fixed income securities or in OTC derivatives with longer durations, or that have greater exposure to any one counterparty.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Leveraging Risk (e.g., magnified risks from use of derivatives by ECDF), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[Bar Graph]

                                                               GMO EMERGING COUNTRY DEBT SHARE FUND (%)
                                                               ----------------------------------------
1995                                                                             45.10
1996                                                                             65.71
1997                                                                             31.01
1998                                                                            -30.88
1999                                                                             32.13
2000                                                                             24.22
2001                                                                             14.25
2002                                                                             19.02

                        Highest Quarter: 26.16% (2Q1995)
                        Lowest Quarter: -35.20% (3Q1998)

             Year-to-Date (as of 3/31/03): 7.84%
                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2002

---------------------------------------------------------------------------
                                 1 YEAR   5 YEARS   10 YEARS   INCEPT.
---------------------------------------------------------------------------
 CLASS III                                                     4/19/94*
---------------------------------------------------------------------------
 RETURN BEFORE TAXES             19.02%    9.06%        N/A      19.33%
---------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  14.08%    3.97%        N/A      11.89%
---------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                    11.67%    4.60%        N/A      12.18%
---------------------------------------------------------------------------
 J.P. MORGAN EMBIG(a)            13.12%    7.58%        N/A      12.98%
---------------------------------------------------------------------------
 EMBIG +(b)                      13.12%    7.19%        N/A      12.79%
---------------------------------------------------------------------------

(a) Fund's benchmark.

(b) The Emerging Markets Bond Index Global ("EMBIG") + is a composite benchmark computed by the Manager, and represents the J.P. Morgan Emerging Markets Bond Index ("EMBI") prior to 8/95, J.P. Morgan EMBI + through 12/31/99, and the J.P. Morgan EMBIG thereafter, each of which was the Fund's benchmark during the periods indicated.

* The Fund's performance prior to July 20, 1998 (the Fund's inception date) reflects the performance of ECDF.

FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)     CLASS III
  ------------------------------------------------------------------------
  Cash purchase premium (as a percentage of amount invested)       *(1)
  Redemption fee (as a percentage of amount redeemed)              *(1)

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.35%(1)
  Shareholder service fee                                          0.15%(1)
  Other expenses                                                   0.23%(1)
  Total annual operating expenses                                  0.73%(1)
  Expense reimbursement                                            0.08%(1,2)
  Net annual expenses                                              0.65%(1)

(1) The Fund invests substantially all of its assets in ECDF and indirectly bears the purchase premium (currently 0.50% of amount invested), redemption fee (currently 0.25% of amount redeemed, subject to certain limited exceptions), management fee and shareholder service fee applicable to ECDF. Purchase premiums and redemption fees are paid to and retained by ECDF to allocate portfolio transaction costs caused by shareholder activity to the shareholder generating the activity. Purchase premiums apply only to cash purchases of ECDF shares, and certain limited fee waivers and reductions may apply from time to time. Total annual operating expenses represent combined fees and expenses of both Funds, which were restated to reflect current fees of the Fund and ECDF and the elimination of ECDF's expense reimbursement effective June 30, 2002.

(2) The Manager has contractually agreed to reimburse the Fund through at least June 30, 2004 for the Fund's operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other GMO Trust funds and certain other expenses described on page 8 of this Prospectus).

EXAMPLE

     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                               IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
                                        --------------------------------------   --------------------------------------
                                        1 YEAR*   3 YEARS   5 YEARS   10 YEARS   1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                        -------   -------   -------   --------   -------   -------   -------   --------
Class III                                $142      $302      $477       $982      $116      $274      $446       $944

       * After reimbursement

                         DESCRIPTION OF PRINCIPAL RISKS

     Investing in mutual funds involves risks. The Fund is subject to certain risks based on the types of investments in the Fund's portfolio and the investment strategies the Fund employs. Factors that may affect the Fund's portfolio as a whole are called "principal risks" and are summarized in this section. This summary describes the nature of these principal risks and certain related risks, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments made by the Fund change over time. In addition, because the Fund invests in ECDF, the Fund will be exposed to all the risks of investments in ECDF's portfolio. Therefore, the principal risks summarized below include both direct and indirect principal risks of the Fund, and all references to investments made by the Fund in this section include those made both directly by the Fund and indirectly by the Fund through ECDF. The Statement of Additional Information includes more information about the Fund and its investments. An investment in the Fund is not a bank deposit and therefore is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. By itself, the Fund does not constitute a complete investment program.

     - MARKET RISK. ECDF is subject to market risk, which is the risk of unfavorable market-induced changes in the value of the securities owned by ECDF. General market risks associated with investments in fixed income securities include the following:

     FIXED INCOME SECURITIES. The value of ECDF's investments in fixed income securities (including bonds, notes and asset-backed securities) will typically change as interest rates fluctuate. During periods of rising interest rates, the values of fixed income securities generally decline. Conversely, during periods of falling interest rates, the values of fixed income securities generally rise. This kind of market risk, also called interest rate risk, will generally increase to the extent ECDF invests in fixed income securities with longer maturities and portfolios with longer durations.

     Interest rate risk also depends on the credit quality of a fixed income security. Therefore, the risk is particularly pronounced for ECDF because it typically invests most of its assets in lower-rated securities (also called "junk bonds"), which are fixed income securities rated lower than Baa3 by Moody's Investor Service Inc. ("Moody's") or BBB- by Standard & Poor's ("S&P") or determined by the Manager to be of comparable quality to securities so rated.

     In addition, a related market risk exists for ECDF, which may invest to a material extent in asset-backed securities. Asset-backed securities include securities backed by pools of automobile loans, educational loans, credit card receivables, secured or unsecured bonds issued by corporate or sovereign obligors, unsecured loans made to a variety of corporate commercial and industrial loan customers or one or more lending banks, or a combination of these bonds and loans. Asset-backed securities are often subject to more rapid prepayment of their principal than their stated maturity would otherwise indicate, as a result of the pass-through of prepayments of principal on the underlying mortgages or assets. Because prepayments generally increase when interest rates fall, investments in asset-backed securities are subject to the risk that cash flows from securities will have to be reinvested at lower rates. Likewise, since prepayments decrease when interest rates rise, these securities have maturities that tend to be longer when that is least desirable -- when interest rates are rising. In addition, payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. Therefore, asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. From time to time, ECDF may have exposure to asset-backed securities secured by one or more specific types of loans and/or bonds (e.g., credit-card receivables). As a result, economic developments adversely affecting a particular type of collateral may harm the performance of ECDF. In addition, certain types of collateral may have strong positive correlations, meaning that different types of collateral may be weakened as a result of similar economic conditions (e.g., an increase in personal bankruptcies could damage the value of asset-backed securities secured by credit card receivables, automobile loans, and educational loans).

     Asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

     ECDF may also invest to a material extent in debt securities paying no interest, such as zero coupon, principal-only and interest-only securities and, to the extent ECDF makes such investments, it will be exposed to additional market risk.

     - LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to sell due to a limited market or to legal restrictions, such that ECDF may be prevented from selling particular securities at the price at which ECDF values them. Because ECDF's principal investment strategies typically involve foreign securities, derivatives, and securities with substantial market and/or credit risk, ECDF will tend to have increased exposure to liquidity risk. Liquidity risk may also exist when ECDF has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements).

     Liquidity risk also may be particularly pronounced for ECDF because it may make investments in emerging market securities and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

     - DERIVATIVES RISK. ECDF may use derivatives, which are financial contracts whose values depend upon, or are derived from, the values of underlying assets, reference rates, or indices. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indices. ECDF can use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. ECDF may also use derivatives as a way to adjust efficiently its exposure to various securities, markets, and currencies without its actually having to sell current assets and make new investments. This is generally done because the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of its assets and making new investments over time. For a description of the various derivative instruments that may be utilized by ECDF, refer to the Statement of Additional Information.

     The use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, including market risk, liquidity risk and the credit risk of the counterparty to the derivatives contract. Since their value is calculated and derived from the value of other assets, instruments or references, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the assets, rates or indices they are designed to hedge or closely track. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that ECDF will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives may also increase the amount of taxes payable by shareholders. Many derivative instruments also have documentation risk. Because the contract for each OTC derivative transaction is individually negotiated with a specific counterparty, ECDF is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently when ECDF seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for ECDF to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty.

     The risks of derivatives are particularly pronounced for ECDF because it uses derivatives, in particular "synthetic" bonds (created by the Manager by combining a futures contract, swap contract, or option on a fixed income security with cash, a cash equivalent or another fixed income security), as a basic component of its investment strategy to gain exposure to fixed income securities and foreign currencies.

     In addition, ECDF may use credit default swap contracts to a significant degree, which also presents derivatives risk. In a credit default swap, one party pays a premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. ECDF may use credit default swaps to provide a measure of protection against defaults of corporate and sovereign issuers (i.e., to reduce risk where ECDF owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally only pay a return to the party that has paid the premium in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Credit default swaps also have documentation risk, as described above.

     - FOREIGN INVESTMENT RISK. Because ECDF invests in securities traded principally in securities markets outside the United States, it is subject to additional and more varied risks, and may experience more rapid and extreme changes in value. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect ECDF's investments. In the event of a nationalization, expropriation or other confiscation, ECDF could lose its entire investment in a foreign security. These risks are particularly pronounced for ECDF because it invests a significant portion of its assets in foreign securities.

     In addition, because ECDF invests a substantial portion of its assets in securities of issuers based in countries with "emerging market" economies, it is subject to greater levels of foreign investment risk than funds investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on ECDF's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

     - CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of ECDF's investments. Currency risk includes both the risk that currencies in which ECDF's investments are traded in or currencies in which ECDF has taken on an active investment position will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.

     ECDF may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency ECDF owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, ECDF could lose money on its investment and also lose money on the position designed to act as a proxy hedge. ECDF may also take active currency positions and may cross-hedge currency exposure represented by its securities into another foreign currency. This may result in ECDF's currency exposure being substantially different than that suggested by its securities investments.

     If ECDF invests or trades in foreign currencies, securities denominated in foreign currencies, or related derivative instruments, ECDF may be adversely affected by changes in foreign currency exchange rates. Currency risk is particularly pronounced for ECDF because it regularly enters into derivative foreign currency transactions and may take active long and short currency positions through exchange traded and OTC foreign currency transactions for investment purposes. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk, as described below under "Leveraging Risk."

     - NON-DIVERSIFICATION RISK. Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. The Fund may invest substantially all of its assets in shares of ECDF, which is not diversified within the meaning of the Investment Company Act of 1940 Act (the "1940 Act"). In addition, ECDF may invest without limitation in shares of the GMO Short-Duration Collateral Fund and has an investment in the GMO Alpha LIBOR Fund, both of which are not diversified within the meaning of the 1940 Act. This means ECDF, GMO Short-Duration Collateral Fund, and GMO Alpha LIBOR Fund are each allowed to invest in a relatively small number of issuers and/or foreign currencies with greater concentration of risk. As a result, credit, market, and other risks associated with such funds' investment strategies or techniques may be more pronounced for such funds than for funds that are "diversified." Please refer to "Investments in GMO Funds Offered Through Separate Prospectuses" on page 13 for information regarding certain risks and other information relating to ECDF, GMO Short-Duration Collateral Fund, and GMO Alpha LIBOR Fund.

     - FOCUSED INVESTMENT RISK. Overall risk can be reduced by geographic or industry diversification, and increased by focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another. Therefore, a fund whose investments are focused in particular countries or regions or in industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services) should only be considered as part of a diversified portfolio including other assets.

     A fund that focuses its investments in securities of issuers in industries with high positive correlations to one another may be particularly vulnerable to events affecting companies in those industries because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. Similarly, a fund that invests a significant portion of its assets in a narrowly defined geographic region or in a particular foreign country may be particularly vulnerable to events affecting companies located in that region or country because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments.

     - LEVERAGING RISK. ECDF's portfolio may be leveraged if it temporarily borrows money to meet redemption requests and/or to settle investment transactions. Also, ECDF may enter into reverse repurchase agreements and invest in other derivatives, which may result in leverage. Leverage may disproportionately increase ECDF's portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

     ECDF is not limited with respect to the extent to which derivatives may be used or with respect to the absolute face value of its derivative positions. As a result, ECDF may be leveraged if measured in terms of aggregate exposure of its assets. However, the Manager seeks to manage the effective market exposure of ECDF by controlling the projected tracking error relative to ECDF's benchmark.

     - CREDIT AND COUNTERPARTY RISK. This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of ECDF's securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

     Credit risk associated with investments in fixed income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. Because ECDF invests in fixed income securities, it is subject to the risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing ECDF's share price and income level. Nearly all fixed income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their sub-divisions or instrumentalities. Even certain U.S. Government securities are subject to credit risk. Additional risk exists where there is no rating for the fixed income security and the Manager has to assess the risk subjectively. In addition, asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to certain additional risks, including the risk that the obligors of the underlying assets default on payment of those assets. See "Market Risk -- Fixed Income Securities" above for a discussion of these risks.

     Because ECDF typically invests most of it assets in lower-rated securities (also called junk bonds), which are fixed income securities rated lower than Baa3 by Moody's or BBB- by S&P or determined by the Manager to be of comparable quality to securities so rated, it is subject to substantial credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Lower-rated securities offer the potential for higher investment returns than higher-rated securities, but they carry a higher degree of credit risk and their issuers' continuing ability to meet principal and interest payments is considered speculative. Lower-rated securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions and may be less liquid than higher-rated securities.

     In addition, ECDF would be exposed to credit risk to the extent that it enters into OTC derivatives (such as forward foreign currency contracts and/or swap contracts), engages in the lending of its securities, or uses repurchase agreements. OTC derivatives transactions can only be closed out with the other party to the transaction. If the counterparty defaults, ECDF will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, ECDF will succeed in enforcing them. ECDF, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after ECDF has incurred the costs of litigation. While the Manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions. This type of counterparty risk is generally more pronounced for ECDF because it invests in OTC derivatives with longer durations and may have greater exposure to any one counterparty.

     - MANAGEMENT RISK. The Fund and ECDF are subject to management risk because they rely on the Manager's ability to pursue their objectives. The Manager will apply investment techniques and risk analyses in making investment decisions for the Fund and ECDF, but there can be no guarantee that these will produce the desired results. The Manager may also fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. The Fund and ECDF generally do not attempt to time the market and instead generally stay fully invested.

     - FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. Because the Fund invests in ECDF, it is exposed to the risk that ECDF will not perform as expected or will underperform other similar funds. In addition, the Fund will indirectly be exposed to all of the risks of an investment in ECDF. The Manager does not charge an investment management fee to the Fund, but certain other expenses such as custody, transfer agency, and audit fees will be borne directly by the Fund, subject to the Manager's agreement to reimburse the Fund (see "Fees and expenses" above). The Fund will also indirectly bear a proportionate share of the Total Operating Expenses (including investment management, shareholder servicing, custody, transfer agency, audit, and other fund expenses) of ECDF, as well as any purchase premiums or redemption fees charged by ECDF (see "Fees and expenses" above).

                             MANAGEMENT OF THE FUND

     GMO, 40 Rowes Wharf, Boston, Massachusetts 02110, provides investment advisory services to the Fund and ECDF. GMO is a private company, founded in 1977. As of May 31, 2003, GMO managed more than $30 billion for institutional investors such as pension plans, endowments, foundations, and the GMO Trust funds.

     Subject to the approval of the Trust's Board of Trustees, the Manager establishes and modifies when necessary the investment strategies of the Fund. In addition to its management services to the Fund, the Manager administers the Fund's business affairs.

     The Fund does not pay the Manager a shareholder service fee. However, the Fund indirectly bears the shareholder service fee paid by ECDF to the Manager for providing client service to ECDF's shareholders and reporting, such as performance information reporting, client account information, personal and electronic access to information about ECDF, access to analysis and explanations of ECDF reports, and assistance to correct and maintain client-related information.

     The Manager does not receive from the Fund a management fee for management services rendered to the Fund. However, the Fund indirectly bears the management fee paid by ECDF to the Manager. For the fiscal year ended February 28, 2003, the Manager received as compensation for management services rendered to ECDF in such year (after any applicable waivers or reimbursements) 0.35% of ECDF's average daily net assets.

     Day-to-day management of the Fund and ECDF is the responsibility of the Manager's Fixed Income division, comprised of investment professionals associated with the Manager. No one person is primarily responsible for making recommendations to the division.

CUSTODIAN AND TRANSFER AGENT

     Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Fund's custodian and transfer agent.

EXPENSE REIMBURSEMENT

     As more fully described in the Fund's "Fees and expenses" table, the Manager has contractually agreed to reimburse the Fund with respect to certain expenses through at least June 30, 2004. The following expenses are specifically excluded from the Manager's reimbursement obligation: Shareholder Service Fees, expenses indirectly incurred by investment in other funds of the Trust, fees and expenses (including legal fees) of the independent trustees of the Trust, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value or "NAV" of a share is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern time. The Fund may not determine its NAV on days during which no security is tendered for redemption and no order to purchase or sell such security is received by the Fund. The Fund's net asset value is determined by dividing the total market value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund. The market value of the Fund's investments is generally determined as follows:

Exchange listed securities

     - Last sale price or

     - Official closing price or

     - Most recent bid price (if no reported sale or official closing price) or

     - Broker bid (if the private market is more relevant in determining market value than the exchange), based on where the securities are principally traded and what their intended disposition is

Unlisted securities (if market quotations are readily available)

     - Most recent quoted bid price

Certain debt obligations (if less than sixty days remain until maturity)

     - Amortized cost (unless circumstances dictate otherwise; for example, if the issuer's creditworthiness has become impaired)

All other fixed income securities and options on those securities (except for options written by the Fund) (includes bonds, loans, structured notes)

     - Closing bid supplied by a primary pricing source chosen by the Manager

Options written by the Fund

     - Most recent ask price

All other assets and securities (if no quotations are readily available)

     - Fair value as determined in good faith by the Trustees or persons acting at their direction

        - In certain cases, a significant percentage of ECDF's assets may be "fair valued." The value of assets that are "fair valued" is determined by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Some of the factors that may be considered in determining "fair value" are the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, observations from financial institutions, and other news events. Although the goal of fair valuation is to determine the amount which the owner of the securities might reasonably expect to receive upon their current sale, because of the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different than the value realized upon such asset's sale.

     The Manager evaluates primary pricing sources on an ongoing basis, and may change any pricing source at any time. However, the Manager will not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and may in its discretion override a price supplied by a source (by taking a price supplied from another) because of such price activity or because the Manager has other reasons to believe that a price supplied may not be reliable. Certain securities may be valued on the basis of a price provided by a principal market maker. Prices provided by principal market makers may vary from the value that would be realized if the securities were sold.

     The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing net asset value. Fluctuations in values of foreign currencies in relation to the U.S. dollar will affect the net asset value of shares of the Fund even though there has not been any change in the values of such securities measured in terms of the foreign currencies in which they are denominated.

     Foreign exchanges and securities markets usually close prior to the time the NYSE closes and values of foreign options and foreign securities will be determined as of those earlier closings. Events affecting the values of foreign securities may occasionally occur between the earlier closings and the closing of the NYSE which will not be reflected in the computation of the Fund's net asset value. If an event materially affecting the value of foreign securities occurs during that period, then those securities may be valued at fair value as determined in good faith by the Trustees or persons acting at their direction. In addition, because the Fund may hold portfolio securities listed on foreign exchanges which may trade on days on which the NYSE is closed, the net asset value of the Fund's shares may be significantly affected on days when investors will have no ability to redeem their shares in the Fund.

                             HOW TO PURCHASE SHARES

     You may purchase the Fund's shares from the Trust on any day when the NYSE is open for business. In addition, brokers and agents are authorized to accept purchase and redemption orders on the Fund's behalf. You may pay a fee if you effect a transaction through a broker or agent. To obtain a purchase order form, call the Trust at (617) 346-7646, send an e-mail to SHS@GMO.com or contact your broker or agent.

     PURCHASE POLICIES. Before a purchase order will be acted upon by the Trust, the Trust must determine that the purchase order is in "good order." A purchase order is in "good order" if:

     - a completed purchase order, containing the following information, is submitted to the Trust or its agent:

        - signature exactly in accordance with the form of registration

        - the exact name in which the shares are registered

        - the investor's account number

        - the number of shares or the dollar amount of shares to be purchased

     - the purchase order is received and accepted by the Trust or its agent

     - payment (by check or wire) for the purchase is received before 4:00 p.m. (Eastern time) on the day the purchase order is accepted

        - if an investor provides adequate written assurances of intention to pay, the Trust may extend settlement up to four business days.

     The Trust reserves the right to reject any order. In addition, the Fund may temporarily or permanently close to some or all new subscriptions and/or additional investments from existing shareholders.

     The purchase price of a share of the Fund is the net asset value per share next determined after the purchase order is received in "good order". Purchase order forms received by the Trust or its agent after the deadline will be honored on the next following business day, and the purchase price will be effected based on the net asset value per share computed on that day.

     MINIMUM INVESTMENT CRITERIA. An investor must have assets with a market value of at least $5 million managed by GMO and its affiliates at the time of its initial investment in the Fund (including the proposed investment in the Fund).

     You should note:

     - There is no minimum additional investment required to purchases additional shares of the Fund.

     - The Manager will make all determinations as to the aggregation of client accounts for purposes of determining eligibility.

     - Eligibility requirements are subject to change upon notice to shareholders.

     - The Trust may waive initial minimums for certain accounts.

     SUBMITTING YOUR PURCHASE ORDER FORM. Completed purchase order forms can be submitted by MAIL or by FACSIMILE to the Trust at:

                                   GMO Trust
                   c/o Grantham, Mayo, Van Otterloo & Co. LLC
                                 40 Rowes Wharf
                          Boston, Massachusetts 02110
                           Facsimile: (617) 439-4192
                        Attention: Shareholder Services

     Call the Trust at (617) 346-7646 or send an e-mail to SHS@GMO.com to CONFIRM RECEIPT of your purchase order form. Do not send cash, checks or securities directly to the Trust.

     FUNDING YOUR INVESTMENT.  You may purchase shares:

     - with cash (via wire transfer or check)

        - BY WIRE.  Instruct your bank to wire the amount of your investment to:

             Investors Bank & Trust Company, Boston, Massachusetts
                               ABA#: 011-001-438
                              Attn: Transfer Agent
                     Credit: GMO Deposit Account 55555-4444
                Further credit: GMO Fund/Account name and number

        - BY CHECK. All checks must be made payable to the Fund or to GMO Trust. The Trust will not accept any checks payable to a third party which have been endorsed by the payee to the Trust. Mail checks to:

                    By U.S. Postal Service:                                 By Overnight Courier:
                Investors Bank & Trust Company                          Investors Bank & Trust Company
                   GMO Transfer Agent MFD 23                               GMO Transfer Agent MFD 23
                         P.O. Box 9130                                 200 Clarendon Street, 16th Floor
               200 Clarendon Street, 16th Floor                                Boston, MA 02116
                     Boston, MA 02117-9130

     - by exchange (from another GMO product)

        - written instruction should be sent to GMO Trust's Shareholder Services at (617) 439-4192 (facsimile)

        - the Fund will not honor requests for exchanges by shareholders who identify themselves or are identified as "market-timers." Market-timers are generally those investors who repeatedly make exchanges within a short period or otherwise engage in frequent transactions in a manner that may be disruptive to the Fund, as reasonably determined by the Fund. The Fund does not automatically redeem shares that are the subject of a rejected exchange request.

     - in exchange for securities acceptable to the Manager

        - securities must be approved by the Manager prior to transfer to the Fund

        - securities will be valued as set forth under "Determination of Net Asset Value" on page 8

     - by a combination of cash and securities

                              HOW TO REDEEM SHARES

     You may redeem shares of the Fund on any day when the NYSE is open for business.

     REDEMPTION POLICIES. Payment on redemption will be made as promptly as possible (generally on the next business day) and no later than seven days (subject to the exceptions noted below) after the request for redemption is received by the Trust or its agent in "good order."

     A redemption request is in "good order" if it:

     - is signed exactly in accordance with the form of registration;

     - includes the exact name in which the shares are registered;

     - includes the investor's account number; and

     - includes the number of shares or the dollar amount of shares to be redeemed.

     If the redemption request is received in "good order" and prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the redemption price is the net asset value per share determined on that day. If the redemption request is received in "good order" but after the close of regular trading on the NYSE, the redemption price is the net asset value per share determined on the next business day.

     If the Manager determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in-kind of securities held by the Fund instead of cash.

     If a redemption is made in cash:

     - payment will be made in federal funds transferred to the account designated in writing by authorized persons

        - designation of additional accounts and any change in the accounts originally designated must be made in writing

     - upon request, payment will be made by check mailed to the registration address

     If a redemption is made in-kind, it is important for you to note:

     - securities used to redeem Fund shares will be valued as set forth under "Determination of Net Asset Value" on page 8

     - securities distributed by the Fund will be selected by the Manager in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio

     - you may incur brokerage charges on the sale of any securities received as a result of an in-kind redemption

     - in-kind redemptions will be transferred and delivered by the Trust as directed by you

     The Fund may suspend the right of redemption and may postpone payment for more than seven days:

     - if the NYSE is closed for other than weekends or holidays

     - during periods when trading on the NYSE is restricted

     - during an emergency which makes it impracticable for the Fund to dispose of its securities or to fairly determine the net asset value of the Fund

     - during any other period permitted by the Securities and Exchange Commission for the protection of investors

     Pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust, the Trust has the right to redeem unilaterally at any time any shareholder of the Fund if at such time the shareholder owns shares of the Fund or class thereof having an aggregate net asset value of less than an amount determined from time to time by the Trustees. The Trustees currently have not determined a minimum amount for the Fund.

     SUBMITTING YOUR REDEMPTION REQUEST. Redemption requests can be submitted by MAIL or by FACSIMILE to the Trust at the address/facsimile number set forth under "How to Purchase Shares -- Submitting Your Purchase Order Form." Redemption requests submitted by mail are "received" by the Trust when actually delivered to the Trust or its agent. Call the Trust at (617) 346-7646 or send an e-mail to SHS@GMO.com to CONFIRM RECEIPT of redemption requests.

                            DISTRIBUTIONS AND TAXES

     The policy of the Fund is to declare and pay distributions of its dividends, interest and foreign currency gains semi-annually. The Fund also intends to distribute net gains from the sale of securities held by the Fund for not more than one year (i.e., net short-term capital gains) and net gains from the sale of securities held by the Fund for more than one year (i.e., net long-term capital gains) at least annually. The Fund is treated as a separate taxable entity for federal income tax purposes and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

     All dividends and/or distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash. There is no purchase premium on reinvested dividends or distributions. Shareholders may make this election by marking the appropriate box on the purchase order form or by writing to the Trust.

It is important for you to note:

     - For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable to shareholders as ordinary income.

     - For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of shareholders taxed as individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. The Fund does not expect a significant portion of its distributions to be derived from qualified dividend income. Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

     - Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

     - Distributions by the Fund are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment in the Fund (and accordingly such income or gains were included in the price the shareholder paid for shares in the Fund). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any gain resulting from a shareholder's sale, exchange, or redemption of Fund shares generally will be taxable to the shareholder as capital gain.

     - The Fund's investment in ECDF, which holds foreign securities, may be subject to foreign withholding taxes on dividends, interest or capital gains which will decrease the Fund's yield. In certain instances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes.

     - ECDF's investment in foreign securities, foreign currencies, debt obligations issued or purchased at a discount, asset-backed and mortgage-backed securities, assets "marked to the market" for federal income tax purposes and, potentially, so-called "indexed securities" (including inflation-indexed bonds) may increase or accelerate ECDF's recognition of income, including the recognition of taxable income in excess of the cash generated by such investments. These investments may, therefore, affect the timing or amount of ECDF's distributions to the Fund (as a shareholder in ECDF) and may cause ECDF to liquidate other investments at a time when it is not advantageous to do so in order to satisfy the distribution requirements that apply to entities taxed as regulated investment companies.

     - ECDF's use of derivatives may increase the amount of taxes payable by its shareholders, including the Fund.

     - Investments by the Fund in ECDF and investments by ECDF in GMO Short-Duration Collateral Fund and GMO Alpha LIBOR Fund could affect the amount, timing and character of the Fund's distributions. See
       "Taxes -- Taxation Implications of Certain Investments" in the Statement of Additional Information.

     The above is a general summary of the principal federal income tax consequences of investing in the Fund for shareholders who are U.S. citizens, residents or domestic corporations. You should consult your own tax advisors about the precise tax consequences of an investment in the Fund in light of your particular tax situation, including possible foreign, state, local or other applicable tax laws (including the federal alternative minimum tax).

         INVESTMENTS IN GMO FUNDS OFFERED THROUGH SEPARATE PROSPECTUSES

     INVESTMENT BY THE FUND IN GMO EMERGING COUNTRY DEBT FUND. ECDF is offered through a separate prospectus. As noted above, the Fund typically invests substantially all of its assets in ECDF.

     ECDF's objective is high total return. ECDF invests primarily in sovereign debt of emerging countries in Asia, Latin America, the Middle East, Africa, and Europe ("emerging countries"). Under normal circumstances, ECDF will invest at least 80% of its assets in debt investments tied economically to emerging countries. Most of ECDF's holdings are typically below investment grade (that is, rated below Baa3 by Moody's or below BBB- by S&P) or, if unrated, deemed of comparable quality by the Manager. Typical investments include, but are not limited to, bonds (including Brady bonds), bank loans and other sovereign and local issues. ECDF may also invest in other U.S. and foreign securities, including government securities, corporate debt securities, and mortgage-related and asset-backed securities. In addition, ECDF may acquire or hold issues that are in default and therefore not making any payments of principal or interest. ECDF intends to invest primarily in "synthetic" bonds (rather than making direct investments), directly in fixed income securities, and in shares of GMO Short-Duration Collateral Fund. ECDF also has an investment in GMO Alpha LIBOR Fund. See below. ECDF typically has exposure to over 25 different countries and generally at least 75% of its assets are denominated in, or hedged into, U.S. dollars. Many of the securities directly held by ECDF do not trade as actively as those in ECDF's benchmark and, therefore, may be priced using "fair valuation" procedures; in addition, ECDF typically invests in securities that are of lesser quality than those in ECDF's benchmark. As a result, in volatile market conditions, the value of such securities will be more difficult to ascertain and the percentage decline in the value of ECDF is likely to exceed that of its benchmark (see page 9 for a discussion of fair valuation).

     The Manager emphasizes a "bottom-up" approach to examining and selecting emerging country securities, and uses advanced analytical techniques to seek to identify inefficiencies in the pricing of emerging country debt issues. In addition to investment restrictions, allocation of ECDF's investments among selected emerging countries will be based on other considerations, including specific security valuations, outlook for economic growth, currency exchange and interest rates, and political factors.

     In pursuing its investment strategy, ECDF may (but is not obligated to) use a wide variety of exchange-traded and OTC derivative instruments, including options, futures, and swap contracts (including credit default swaps). ECDF uses credit default swaps to provide a measure of protection against defaults of corporate and sovereign issuers (i.e., to reduce risk where ECDF owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. Credit default swaps involve payment by one party of a specified rate in exchange for a specified payment upon a default of the underlying security during the swap period. To the extent ECDF does use credit default swaps, there is no assurance these will be effective. ECDF's current benchmark is the J.P. Morgan Emerging Markets Bond Index Global (EMBIG).

     The Manager will employ a variety of techniques to adjust the sensitivity of ECDF's value to changes in interest rates. This sensitivity is often measured by, and correlates strongly to, ECDF's portfolio duration. While not a principal consideration of the Manager, the Manager seeks to match the duration of ECDF to that of its benchmark (5.75 years as of 5/30/03). The Manager determines ECDF's duration by aggregating the durations of ECDF's individual holdings. Duration may be determined by traditional means or through empirical analysis, which may vary from traditional methods of calculating duration. Efforts are made to control exposure to interest rate volatility, and the Manager may do so by investing in longer-term bonds (i.e., bonds with longer maturities) while hedging the interest rate exposure through the use of derivatives, resulting in a shorter effective duration. However, the resulting exposure to interest rates through the use of a hedging strategy may vary as compared to direct investment in shorter-term bonds (i.e., bonds with shorter maturities), and the Manager's investment in longer-term bonds may expose ECDF to additional credit risks.

     The Fund's investment in ECDF will be subject to the risks associated with an investment in fixed income securities and related derivative instruments. The principal risks of an investment in ECDF are Foreign Investment Risk, Liquidity Risk, Derivatives Risk, Market Risk -- Fixed Income Securities, Currency Risk, Credit and Counterparty Risk, Fund of Funds Risk, Leveraging Risk, Non-Diversification Risk, Focused Investment Risk, and Management Risk (as such terms are used in "Description of Principal Risks" in this Prospectus). Shareholders of the Fund will be indirectly exposed to these risks, in addition to all risks associated with an investment in the Fund.

     INVESTMENT BY ECDF IN GMO SHORT-DURATION COLLATERAL FUND AND GMO ALPHA LIBOR FUND. Shares of GMO Short-Duration Collateral Fund ("SDCF") and GMO Alpha LIBOR Fund ("Alpha LIBOR") (collectively, "the Funds") are not publicly offered and are principally available only to other GMO Funds and certain accredited investors. The Funds are managed by GMO, and are intended to provide an efficient means for other GMO Funds to achieve exposure to assets they might otherwise acquire directly.

     The Funds do not pay any investment management or shareholder service fees to GMO. In addition, the Manager has agreed to bear all of the Funds' operating expenses through at least June 30, 2004 (excluding fees and expenses (including legal fees) of the independent trustees of the Trust, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes).

     SDCF's investment objective is total return in excess of its benchmark. Alpha LIBOR's investment objective is high total return comparable to the 3-month London Inter-Bank Offer Rate (LIBOR). The Funds are not "diversified" investment companies within the meaning of the Investment Company Act of 1940.

     The Funds seek to achieve their investment objectives by investing primarily in relatively high quality, low volatility fixed income securities. In particular, the Funds may invest a substantial portion of their assets in asset-backed securities, such as securities backed by pools of credit card receivables, automobile loans, educational loans, bonds issued by corporate or sovereign obligors, loans made to a variety of corporate commercial and industrial loan customers of one or more lending banks, or a combination of these bonds and loans. The Funds may also invest in mortgage-related securities, government securities, corporate debt securities, money market instruments, reverse repurchase agreements, and repurchase agreements. The fixed income securities in which the Funds may invest include those securities issued by federal, state, local, and foreign governments, and a wide range of private issuers, and may have all types of interest rate, payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. The Funds will invest primarily in investment-grade instruments (that is, instruments rated BBB- or above by S&P, Baa3 or above by Moody's, or comparable unrated securities) at the time of purchase. The Funds may continue to hold a security whose rating is downgraded to below-investment-grade status after purchase by the Funds.

     In selecting fixed income securities for the Funds' portfolio, the Manager employs fundamental investment techniques to identify bonds investments with yield spreads that are high relative to other fixed income securities with similar durations. The Funds may also use derivative instruments, including options, futures, options on futures, forward currency contracts, and swap contracts. In addition to investing directly in fixed income securities, the Funds may gain indirect exposure to securities through the use of "synthetic" bonds, which are created by the Manager by combining a futures contract, swap contract, or option on a fixed income security with cash, a cash equivalent, or another fixed income security.

     The Manager of the Funds will employ a variety of techniques to adjust the sensitivity of the Funds' values to changes in interest rates. This sensitivity is often measured by, and correlates strongly to, the Funds' portfolio duration. Under normal circumstances, the Manager expects that the Funds' dollar-weighted average portfolio duration will be 365 days or less. The Manager determines the Funds' dollar-weighted average portfolio duration by aggregating the durations of the Funds' individual holdings and weighting each holding based on its outstanding principal amount. Duration may be determined by traditional means or through empirical analysis, which may vary from traditional methods of calculating duration. Efforts are made to control exposure to interest rate volatility, and the Manager may do so by investing in longer-term bonds (i.e., bonds with longer maturities) while hedging the interest rate exposure through the use of derivatives, resulting in a shorter effective duration. As a result, the Funds' dollar-weighted average portfolio maturity may be substantially longer than the Funds' dollar-weighted average portfolio duration. In addition, the Funds' resulting exposure to interest rates through the use of a hedging strategy may vary as compared to direct investment in shorter-term bonds (i.e., bonds with shorter maturities), and the Manager's investment in longer-term bonds may expose the Funds to additional credit risks.

     ECDF's investments in the Funds will be subject to the risks associated with investments in fixed income securities and related derivative instruments. The principal risks of an investment in either of the Funds include Market
Risk -- Fixed Income Securities, Liquidity Risk, Derivatives Risk, Non-Diversification Risk, Leveraging Risk, Credit and Counterparty Risk, Focused Investment Risk, and Management Risk (as such terms are used in "Description of Principal Risks" in this Prospectus). As a result, shareholders of the Fund will be indirectly exposed to these risks, in addition to all risks associated with an investment in the Fund.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

The financial highlight table below is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise noted, this information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Trust's Annual Reports, which are incorporated by reference in the Statement of Additional Information and available upon request. Information is presented for each class of shares of the Fund that had investment operations during the reporting periods and is currently being offered.

EMERGING COUNTRY DEBT SHARE FUND

                                                                             CLASS III SHARES
                                          ---------------------------------------------------------------------------------------
                                                                YEAR ENDED
                                                              FEBRUARY 28/29,                         PERIOD FROM JULY 20, 1998
                                          -------------------------------------------------------    (COMMENCEMENT OF OPERATIONS)
                                           2003              2002               2001       2000       THROUGH FEBRUARY 28, 1999
                                          -------           -------           --------    -------    ----------------------------
Net asset value, beginning of period....  $  9.25           $  8.90           $   8.70    $  6.84              $ 10.00
                                          -------           -------           --------    -------              -------
Income from investment operations:
  Net investment income(a)..............     0.83++            1.03++             1.33++     1.10                 0.03
  Net realized and unrealized gain
    (loss)..............................     0.57              0.51               0.23       1.97                (3.16)
                                          -------           -------           --------    -------              -------
        Total from investment
          operations....................     1.40              1.54               1.56       3.07                (3.13)
                                          -------           -------           --------    -------              -------
Less distributions to shareholders:
  From net investment income............    (1.09)            (1.19)             (1.36)     (1.20)               (0.03)
  From net realized gains...............       --                --                 --      (0.01)                  --
                                          -------           -------           --------    -------              -------
        Total distributions.............    (1.09)            (1.19)             (1.36)     (1.21)               (0.03)
                                          -------           -------           --------    -------              -------
Net asset value, end of period..........  $  9.56           $  9.25           $   8.90    $  8.70              $  6.84
                                          =======           =======           ========    =======              =======
Total Return(b).........................    15.81%            18.47%             18.71%     46.71%              (31.32)%+
Ratios/Supplemental Data:
  Net assets, end of period (000's).....  $66,140           $89,952           $102,481    $86,280              $41,216
  Net expenses to average daily net
    assets(c)...........................     0.00%(d)          0.00%(d)           0.00%      0.00%                0.00%**
  Net investment income to average daily
    net assets(a).......................     8.88%            11.43%             14.39%     14.22%                0.64%**
  Portfolio turnover rate...............       30%               14%                 0%         0%                   0%
  Fees and expenses reimbursed by the
    Manager to average daily net
    assets..............................     0.08%             0.06%              0.03%      0.04%                0.09%**

(a)Recognition of net investment income is affected by the timing of the declaration of dividends by GMO Emerging Country Debt Fund.
(b)The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(c)Net expenses exclude expenses incurred indirectly through investment in underlying fund.
(d)The ratio of net expenses to average daily net assets was less than 0.01%. ** Annualized.
+  Not annualized.
++ Computed using average shares outstanding throughout the period.

                                   GMO TRUST

                             ADDITIONAL INFORMATION

     The Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's annual and semi-annual reports, and the Fund's Statement of Additional Information (the "Statement") are available free of charge by writing to GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling collect (617) 346-7646. The Statement contains more detailed information about the Fund and is incorporated by reference into this Prospectus.

     Investors can review and copy the Prospectus, Statement and reports at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                             SHAREHOLDER INQUIRIES

                      Shareholders may request additional
                   information from and direct inquiries to:
                            Shareholder Services at
                    Grantham, Mayo, Van Otterloo & Co. LLC,
                        40 Rowes Wharf, Boston, MA 02110
                         1-617-346-7646 (CALL COLLECT)
                              1-617-439-4192 (FAX)
                                  SHS@GMO.com
                          website: http://www.gmo.com

                                  DISTRIBUTOR

                            Funds Distributor, Inc.
                                60 State Street
                          Boston, Massachusetts 02109

                                        INVESTMENT COMPANY ACT FILE NO. 811-4347

GMO TRUST                                                             Prospectus
                                                                   June 30, 2003

-  INTERNATIONAL INTRINSIC VALUE FUND

                                               ---------------------------------
                                               - INFORMATION ABOUT OTHER
                                                FUNDS OFFERED BY GMO
                                                TRUST IS CONTAINED IN
                                                SEPARATE PROSPECTUSES.

                                               - THE FUND DESCRIBED IN
                                                THIS PROSPECTUS MAY
                                                NOT BE AVAILABLE FOR
                                                PURCHASE IN ALL STATES.
                                                THIS PROSPECTUS IS NOT
                                                AN OFFERING IN ANY STATE
                                                WHERE AN OFFERING MAY
                                                NOT LAWFULLY BE MADE.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
40 ROWES WHARF - BOSTON, MASSACHUSETTS 02110

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
SUMMARY OF FUND OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES,
  AND PRINCIPAL RISKS.......................................     2
SUMMARY OF FUND PERFORMANCE AND FEES AND EXPENSES...........     3
DESCRIPTION OF PRINCIPAL RISKS..............................     4
MANAGEMENT OF THE FUND......................................     7
DETERMINATION OF NET ASSET VALUE............................     7
HOW TO PURCHASE SHARES......................................     8
HOW TO REDEEM SHARES........................................    10
MULTIPLE CLASSES............................................    11
DISTRIBUTIONS AND TAXES.....................................    12
FINANCIAL HIGHLIGHTS........................................    14
ADDITIONAL INFORMATION..................................back cover
SHAREHOLDER INQUIRIES...................................back cover
DISTRIBUTOR.............................................back cover

 GMO INTERNATIONAL INTRINSIC VALUE FUND

                                                                              FUND CODES
                                                              -------------------------------------------
                                                                         Ticker    Symbol        Cusip
                                                                         ------  -----------  -----------
                                                              Class II   GMICX   IntlIntrVal  362007 20 5
                                                              Class III  GMOIX   IntlIntrVal  362007 30 4
Fund Inception Date: 3/31/87                                  Class IV   GMCFX   IntlIntrVal  362008 83 1

     The following summary describes the Fund's investment objective, principal investment strategies, and principal risks. The Fund may make other investments and engage in other investment strategies that are not specifically described in the summary. More information about the Fund's possible investments and strategies is set forth in the Statement of Additional Information. See the back cover of this Prospectus for information about how to receive the Statement of Additional Information. Unless described as fundamental in this Prospectus or in the Statement of Additional Information, the Fund's investment policies may be changed by the Fund's Board of Trustees ("Trustees") without shareholder approval. The Fund's investment objective is fundamental and may not be changed without shareholder approval. The Fund's investment manager is Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). See "Management of the Fund" for a description of the Manager.

INVESTMENT OBJECTIVE

     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies chosen from the MSCI EAFE Index (Europe, Australasia, Far East) universe plus Canada (approximately 2,500 stocks). The Manager considers the term "investments" to include both direct and indirect investments. Examples of indirect investments include exposure to the relevant asset type (e.g., international equities) through the use of derivatives and other synthetic instruments with economic characteristics similar to the relevant asset type.

     The Manager uses quantitative models to forecast the future returns and risks of individual stocks, countries, and currencies. The models take as input historical, current, and future estimates of financial data and relate this data to future return patterns. For stock selection, the Manager considers factors such as valuation, firm quality, and momentum. Valuation factors include price-to-earnings, price-to-book, price-to-cash flow, dividend yield, and price-to-sales. Quality factors include debt-to-equity, return-on-equity, return-on-sales, and the historical stability of those factors. Momentum factors include price performance, earnings revisions, and growth in earnings, sales, and dividends. For country modeling, factors considered by the Manager include stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness as defined by currency valuation. For currency forecasting, the Manager considers factors such as export and producer price parity, balance of payments, interest rate differential, and relative strength of currencies. The Manager incorporates these factors in proprietary models, including a dividend discount model that combines all three style factors (growth, quality, and valuation). In using these models to construct the Fund's portfolio, the Manager generally expects that stock selection will be significantly tilted toward value stocks and away from growth stocks.

     The Fund's portfolio is constructed using an optimization process that weighs the trade-off between a stock's return forecast and its contribution to the risk of the portfolio in comparison to the Fund's benchmark. Buy and sell candidates are analyzed for volume constraints (liquidity) and transaction costs, and trading impact is considered. The Manager seeks to control risk relative to the Fund's benchmark.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing; (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.

BENCHMARK

     The Fund's benchmark is the Citigroup (f/k/a Salomon Smith Barney) Primary Market Index ("PMI") Europe, Pacific, Asia Composite ("EPAC") Value Style Index, an independently maintained and published index composed of stocks in the EPAC regions of the PMI that have a value style. The PMI is the large-capitalization stock component of the Citigroup (f/k/a Salomon Smith Barney) Broad Market Index ("BMI")(which includes listed shares of companies from developed and emerging market countries with a total available market capitalization of at least the local equivalent of USD100 million), representing the top 80% of available capital of the BMI in each country and including about 25% of the BMI issues.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 4.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.

- Market Risk - Value Securities - Certain equity securities ("value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value. These securities bear the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market does not recognize the value of the company, such that the price of its securities may decline or may not approach the value that the Manager anticipates.

- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than the U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect the Fund's foreign investments.

- Currency Risk - Fluctuations in exchange rates may adversely affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling underlying Fund investments), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of two broad-based indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative indexes do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Graph]

                                                                 INTERNATIONAL INTRINSIC VALUE FUND(%)
                                                                 -------------------------------------
1993                                                                             39.96
1994                                                                              4.15
1995                                                                             10.32
1996                                                                              9.55
1997                                                                              0.92
1998                                                                             13.60
1999                                                                             14.62
2000                                                                             -1.40
2001                                                                            -12.11
2002                                                                             -0.59

                        Highest Quarter: 16.70% (1Q1998)
                        Lowest Quarter: -15.14% (3Q1998)

             Year-to-Date (as of 3/31/03): -4.97%
                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2002

---------------------------------------------------------------------------
                                1 YEAR    5 YEARS   10 YEARS   INCEPT.
---------------------------------------------------------------------------
 CLASS II                                                      9/26/96
---------------------------------------------------------------------------
 RETURN BEFORE TAXES             -0.70%    2.23%        N/A       2.83%
---------------------------------------------------------------------------
 CITIGROUP PMI EPAC VALUE
  STYLE INDEX(a)                -13.08%   -0.89%        N/A       0.19%
---------------------------------------------------------------------------
 MSCI EAFE INDEX(b)             -15.94%   -2.89%        N/A      -1.71%
---------------------------------------------------------------------------
 CLASS III                                                     3/31/87
---------------------------------------------------------------------------
 RETURN BEFORE TAXES             -0.59%    2.32%      7.15%       7.45%
---------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  -2.11%    0.27%      4.89%       5.47%
---------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                    -0.36%    1.29%      5.21%       5.57%
---------------------------------------------------------------------------
 CITIGROUP PMI EPAC VALUE
  STYLE INDEX(a)                -13.08%   -0.89%      6.02%         N/A
---------------------------------------------------------------------------
 MSCI EAFE INDEX(b)             -15.94%   -2.89%      4.00%       3.03%
---------------------------------------------------------------------------
 CLASS IV                                                       1/9/98
---------------------------------------------------------------------------
 RETURN BEFORE TAXES             -0.56%      N/A        N/A       2.98%
---------------------------------------------------------------------------
 CITIGROUP PMI EPAC VALUE
  STYLE INDEX(a)                -13.08%      N/A        N/A      -0.31%
---------------------------------------------------------------------------
 MSCI EAFE INDEX(b)             -15.94%      N/A        N/A      -2.37%
---------------------------------------------------------------------------

(a) Fund's benchmark.

(b) The MSCI EAFE Index (Europe, Australasia, and Far East) is a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.

FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS II     CLASS III     CLASS IV
  ---------------------------------------------------------------------------------------------------------------------------
  Management fee                                                                            0.54%        0.54%         0.54%
  Shareholder service fee                                                                   0.22%        0.15%         0.09%
  Other expenses                                                                            0.10%(1)     0.10%(1)      0.10%(1)
  Total annual operating expenses                                                           0.86%(1)     0.79%(1)      0.73%(1)
  Expense reimbursement                                                                     0.10%(1,2)   0.10%(1,2)    0.10%(1,2)
  Net annual expenses                                                                       0.76%(1)     0.69%(1)      0.63%(1)

(1) "Other expenses" have been restated to reflect current fees.

(2) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 7 of this Prospectus) exceed 0.54% of the Fund's average daily net assets.

EXAMPLE

     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class II                                                        $78      $264      $467      $1,052
Class III                                                       $70      $242      $429      $  969
Class IV                                                        $64      $223      $396      $  897

       * After reimbursement

                         DESCRIPTION OF PRINCIPAL RISKS

     Investing in mutual funds involves risk. The Fund is subject to certain risks based on the types of investments in the Fund's portfolio and the investment strategies the Fund employs. Factors that may affect the Fund's portfolio as a whole are called "principal risks" and are summarized in this section. This summary describes the nature of these risks and certain related risks, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments made by the Fund change over time. The Statement of Additional Information includes more information about the Fund and its investments. An investment in the Fund is not a bank deposit and therefore is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. By itself, the Fund does not constitute a complete investment program.

     - MARKET RISK. The Fund is subject to market risk, which is the risk of unfavorable market-induced changes in the value of the securities owned by the Fund. General market risks associated with investments in equity securities include the following:

     EQUITY SECURITIES. A principal risk of the Fund is that the equity securities in which it invests will decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The values of equity securities may decline for a number of reasons that directly relate to the issuing company, such as management performance, financial leverage and reduced demand for the issuer's goods or services. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

     The Fund maintains substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.

     VALUE SECURITIES RISK. Some equity securities (generally referred to as "value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value and not necessarily because the issuing companies are expected to experience significant earnings growth. These securities bear the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market does not recognize the value of the company, such that the price of its securities may decline or may not approach the value that the Manager anticipates. These risks are particularly pronounced for the Fund because it invests primarily in value securities.

     - LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to sell due to a limited market or to legal restrictions, such that the Fund may be prevented from selling particular securities at the price at which the Fund values them.

Because the Fund's principal investment strategies typically involve foreign securities and derivatives, the Fund will tend to have increased exposure to liquidity risk.

     - DERIVATIVES RISK. The Fund may use derivatives, which are financial contracts whose values depend upon, or are derived from, the values of underlying assets, reference rates, or indices. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indices. The Fund can use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. The Fund may also use derivatives as a way to adjust efficiently the exposure of the Fund to various securities, markets, and currencies without the Fund's actually having to sell current assets and make new investments. This is generally done because the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of Fund assets and making new investments over time. For a description of the various derivative instruments that may be utilized by the Fund, refer to the Statement of Additional Information.

     The use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, including market risk, liquidity risk and the credit risk of the counterparty to the derivatives contract. Since their value is calculated and derived from the value of other assets, instruments or references, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the assets, rates or indices they are designed to hedge or closely track. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives may also increase the amount of taxes payable by shareholders. Many derivative instruments also have documentation risk. Because the contract for each over-the-counter ("OTC") derivative transaction is individually negotiated with a specific counterparty, the Fund is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently when the Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty.

     - FOREIGN INVESTMENT RISK. Because the Fund invests in securities traded principally in securities markets outside the United States, it is subject to additional and more varied risks, and may experience more rapid and extreme changes in value. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect the Fund's investments. In the event of a nationalization, expropriation or other confiscation, the Fund could lose its entire investment in a foreign security. These risks are particularly pronounced for the Fund because it invests a significant portion of its assets in foreign securities.

     To the extent the Fund invests a portion of its assets in securities of issuers based in countries with "emerging market" economies, it will be subject to greater levels of foreign investment risk than funds investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

     - CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's investments. Currency risk includes both the risk that currencies in which the Fund's investments are traded in or currencies in which the Fund has taken on an active investment position will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.

     The Fund may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the Fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the Fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. The Fund may also take active currency positions and may cross-hedge currency exposure represented by its securities into another foreign currency. This may result in the Fund's currency exposure being substantially different than that suggested by its securities investments.

     If the Fund invests or trades in foreign currencies, securities denominated in foreign currencies, or related derivative instruments, it may be adversely affected by changes in foreign currency exchange rates. Currency risk is particularly pronounced for the Fund because it regularly enters into derivative foreign currency transactions and may take active long and short currency positions through exchange traded and OTC foreign currency transactions for investment purposes. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk, as described below under "Leveraging Risk."

     - FOCUSED INVESTMENT RISK. Overall risk can be reduced by geographic or industry diversification, and increased by focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another. Therefore, a fund whose investments are focused in particular countries or regions or in industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services) should only be considered as part of a diversified portfolio including other assets.

     A fund that focuses its investments in securities of issuers in industries with high positive correlations to one another may be particularly vulnerable to events affecting companies in those industries because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. Similarly, a fund that invests a significant portions of its assets in a narrowly defined geographic region or in a particular foreign country may be particularly vulnerable to events affecting companies located in that region or country because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments.

     - LEVERAGING RISK. The Fund's portfolio may be leveraged if it temporarily borrows money to meet redemption requests and/or to settle investment transactions. Also, the Fund may invest in derivatives, which may result in leverage. Leverage may disproportionately increase the Fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

     The net long exposure of the Fund (including direct investment in securities and long derivative positions in securities and/or "baskets" or indexes of equity securities (such as swap contracts and futures contracts)) will not exceed 100% of the Fund's net assets. The Fund may manage certain of its derivatives positions by maintaining an amount of cash or liquid securities equal to the face value of those positions. The Fund also may offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged.

     - CREDIT AND COUNTERPARTY RISK. This is the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations. In addition, the Fund would be exposed to credit risk to the extent that it enters into OTC derivatives (such as forward foreign currency contracts and/or swap contracts), engages in the lending of its securities, or uses repurchase agreements. OTC derivatives transactions can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing them. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. While the Manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

     - MANAGEMENT RISK. The Fund is subject to management risk because it relies on the Manager's ability to pursue its objective. The Manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Manager may also fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. The Fund generally does not attempt to time the market and instead generally stays fully invested in foreign equities. The Manager may exercise investment discretion for a significant portion of the accounts investing in the Fund.

                             MANAGEMENT OF THE FUND

     GMO, 40 Rowes Wharf, Boston, Massachusetts 02110, provides investment advisory services to the Fund. GMO is a private company, founded in 1977. As of May 31, 2003, GMO managed more than $30 billion for institutional investors such as pension plans, endowments, foundations, and the GMO Trust funds.

     Subject to the approval of the Trust's Board of Trustees, the Manager establishes and modifies when necessary the investment strategies of the Fund. In addition to its management services to the Fund, the Manager administers the Fund's business affairs.

     Each class of shares of the Fund pays the Manager a shareholder service fee for providing direct client service and reporting, such as performance information reporting, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance to correct and maintain client-related information.

     For the fiscal year ended February 28, 2003, the Manager received as compensation for management services rendered in such year (after any applicable waivers or reimbursements) 0.44% of the Fund's average daily net assets.

     Day-to-day management of the Fund is the responsibility of the Manager's International Quantitative division, comprised of investment professionals associated with the Manager. No one person is primarily responsible for making recommendations to the division.

CUSTODIAN

     Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as the Fund's custodian.

TRANSFER AGENT

     Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Fund's transfer agent.

EXPENSE REIMBURSEMENT

     As more fully described in the Fund's "Fees and expenses" table, the Manager has contractually agreed to reimburse the Fund with respect to certain expenses through at least June 30, 2004. The following expenses are specifically excluded from the Manager's reimbursement obligation: Shareholder Service Fees, fees and expenses (including legal fees) of the independent trustees of the Trust, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value or "NAV" of a share is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern time. The Fund may not determine its NAV on days during which no security is tendered for redemption and no order to purchase or sell such security is received by the Fund. The Fund's net asset value is determined by dividing the total market value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund. The market value of the Fund's investments is generally determined as follows:

Exchange listed securities

     - Last sale price or

     - Official closing price or

     - Most recent bid price (if no reported sale or official closing price) or

     - Broker bid (if the private market is more relevant in determining market value than the exchange), based on where the securities are principally traded and what their intended disposition is

Unlisted securities (if market quotations are readily available)

     - Most recent quoted bid price

Certain debt obligations (if less than sixty days remain until maturity)

     - Amortized cost (unless circumstances dictate otherwise; for example, if the issuer's creditworthiness has become impaired)

All other fixed income securities and options on those securities (except for options written by the Fund) (includes bonds, loans, structured notes)

     - Closing bid supplied by a primary pricing source chosen by the Manager

Options written by the Fund

     - Most recent ask price

All other assets and securities (if no quotations are readily available)

     - Fair value as determined in good faith by the Trustees or persons acting at their direction

        - From time to time, certain of the Fund's assets may be "fair valued." The value of assets that are "fair valued" is determined by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Some of the factors that may be considered in determining "fair value" are the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, observations from financial institutions, and other news events. Although the goal of fair valuation is to determine the amount which the owner of the securities might reasonably expect to receive upon their current sale, because of the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different than the value realized upon such asset's sale.

     The Manager evaluates primary pricing sources on an ongoing basis, and may change any pricing source at any time. However, the Manager will not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and may in its discretion override a price supplied by a source (by taking a price supplied from another) because of such price activity or because the Manager has other reasons to believe that a price supplied may not be reliable. Certain securities may be valued on the basis of a price provided by a principal market maker. Prices provided by principal market makers may vary from the value that would be realized if the securities were sold.

     The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing net asset value. Fluctuations in values of foreign currencies in relation to the U.S. dollar will affect the net asset value of shares of the Fund even though there has not been any change in the values of such securities measured in terms of the foreign currencies in which they are denominated.

     Foreign exchanges and securities markets usually close prior to the time the NYSE closes and values of foreign options and foreign securities will be determined as of those earlier closings. Events affecting the values of foreign securities may occasionally occur between the earlier closings and the closing of the NYSE which will not be reflected in the computation of the Fund's net asset value. If an event materially affecting the value of foreign securities occurs during that period, then those securities may be valued at fair value as determined in good faith by the Trustees or persons acting at their direction. In addition, because the Fund may hold portfolio securities listed on foreign exchanges which may trade on days on which the NYSE is closed, the net asset value of the Fund's shares may be significantly affected on days when investors will have no ability to redeem their shares in the Fund.

                             HOW TO PURCHASE SHARES

     You may purchase the Fund's shares from the Trust on any day when the NYSE is open for business. In addition, brokers and agents are authorized to accept purchase and redemption orders on the Fund's behalf. You may pay a fee if you effect a transaction through a broker or agent. To obtain a purchase order form, call the Trust at (617) 346-7646, send an e-mail to SHS@GMO.com or contact your broker or agent.

     PURCHASE POLICIES. Before a purchase order will be acted upon by the Trust, the Trust must determine that the purchase order is in "good order." A purchase order is in "good order" if:

     - a completed purchase order, containing the following information, is submitted to the Trust or its agent:

        - signature exactly in accordance with the form of registration

        - the exact name in which the shares are registered

        - the investor's account number

        - the number of shares or the dollar amount of shares to be purchased

     - the purchase order is received and accepted by the Trust or its agent

     - payment (by check or wire) for the purchase is received before 4:00 p.m. (Eastern time) on the day the purchase order is accepted

        - if an investor provides adequate written assurances of intention to pay, the Trust may extend settlement up to four business days.

     The Trust reserves the right to reject any order. The Fund may temporarily or permanently close to some or all new subscriptions and/or additional investments from existing shareholders.

     The purchase price of a share of the Fund is the net asset value per share next determined after the purchase order is received in "good order". Purchase order forms received by the Trust or its agent after the deadline will be honored on the next following business day, and the purchase price will be effected based on the net asset value per share computed on that day.

     Minimum investment amounts for each class of shares of the Fund are set forth in the table on page 11 of this Prospectus. There is no minimum additional investment required to purchase additional shares of the Fund. The Trust may waive initial minimums for certain accounts.

     SUBMITTING YOUR PURCHASE ORDER FORM. Completed purchase order forms can be submitted by MAIL or by FACSIMILE to the Trust at:

                                   GMO Trust
                   c/o Grantham, Mayo, Van Otterloo & Co. LLC
                                 40 Rowes Wharf
                          Boston, Massachusetts 02110
                           Facsimile: (617) 439-4192
                        Attention: Shareholder Services

     Call the Trust at (617) 346-7646 or send an e-mail to SHS@GMO.com to CONFIRM RECEIPT of your purchase order form. Do not send cash, checks or securities directly to the Trust.

     FUNDING YOUR INVESTMENT.  You may purchase shares:

     - with cash (via wire transfer or check)

        - BY WIRE.  Instruct your bank to wire the amount of your investment to:
             Investors Bank & Trust Company, Boston, Massachusetts
                               ABA#: 011-001-438
                              Attn: Transfer Agent
                     Credit: GMO Deposit Account 55555-4444
                Further credit: GMO Fund/Account name and number

        - BY CHECK. All checks must be made payable to the Fund or to GMO Trust. The Trust will not accept any checks payable to a third party which have been endorsed by the payee to the Trust. Mail checks to:

                    By U.S. Postal Service:                                 By Overnight Courier:
                Investors Bank & Trust Company                          Investors Bank & Trust Company
                   GMO Transfer Agent MFD 23                               GMO Transfer Agent MFD 23
                         P.O. Box 9130                                 200 Clarendon Street, 16th Floor
               200 Clarendon Street, 16th Floor                                Boston, MA 02116
                     Boston, MA 02117-9130

     - by exchange (from another GMO product)

        - written instruction should be sent to GMO Trust's Shareholder Services at (617) 439-4192 (facsimile)

        - the Fund will not honor requests for exchanges by shareholders who identify themselves or are identified as "market-timers." Market-timers are generally those investors who repeatedly make exchanges within a short period or otherwise engage in frequent transactions in a manner that may be disruptive to the Fund, as reasonably determined by the Fund. The Fund does not automatically redeem shares that are the subject of a rejected exchange request.

     - in exchange for securities acceptable to the Manager

        - securities must be approved by the Manager prior to transfer to the Fund

        - securities will be valued as set forth under "Determination of Net Asset Value" on page 7

     - by a combination of cash and securities

                              HOW TO REDEEM SHARES

     You may redeem shares of the Fund on any day when the NYSE is open for business.

     REDEMPTION POLICIES. Payment on redemption will be made as promptly as possible (generally on the next business day) and no later than seven days (subject to the exceptions noted below) after the request for redemption is received by the Trust or its agent in "good order."

     A redemption request is in "good order" if it:

     - is signed exactly in accordance with the form of registration;

     - includes the exact name in which the shares are registered;

     - includes the investor's account number; and

     - includes the number of shares or the dollar amount of shares to be redeemed.

     If the redemption request is received in "good order" and prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the redemption price is the net asset value per share determined on that day. If the redemption request is received in "good order" but after the close of regular trading on the NYSE, the redemption price is the net asset value per share determined on the next business day.

     If the Manager determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in-kind of securities held by the Fund instead of cash.

     If a redemption is made in cash:

     - payment will be made in federal funds transferred to the account designated in writing by authorized persons

        - designation of additional accounts and any change in the accounts originally designated must be made in writing

     - upon request, payment will be made by check mailed to the registration address

     If a redemption is made in-kind, it is important for you to note:

     - securities used to redeem Fund shares will be valued as set forth under "Determination of Net Asset Value" on page 7

     - securities distributed by the Fund will be selected by the Manager in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio

     - you may incur brokerage charges on the sale of any securities received as a result of an in-kind redemption

     - in-kind redemptions will be transferred and delivered by the Trust as directed by you

     The Fund may suspend the right of redemption and may postpone payment for more than seven days:

     - if the NYSE is closed for other than weekends or holidays

     - during periods when trading on the NYSE is restricted

     - during an emergency which makes it impracticable for the Fund to dispose of its securities or to fairly determine the net asset value of the Fund

     - during any other period permitted by the Securities and Exchange Commission for the protection of investors

     Pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust, the Trust has the right to redeem unilaterally at any time any shareholder of the Fund if at such time the shareholder owns shares of the Fund or class thereof having an aggregate net asset value of less than an amount determined from time to time by the Trustees. The Trustees currently have not determined a minimum amount for the Fund.

     SUBMITTING YOUR REDEMPTION REQUEST. Redemption requests can be submitted by MAIL or by FACSIMILE to the Trust at the address/facsimile number set forth under "How to Purchase Shares -- Submitting Your Purchase Order Form." Redemption requests submitted by mail are "received" by the Trust when actually delivered to the Trust or its agent. Call the Trust at (617) 346-7646 or send an e-mail to SHS@GMO.com to CONFIRM RECEIPT of redemption requests.

                                MULTIPLE CLASSES

     The Fund offers multiple classes of shares. The sole economic difference among the various classes of shares described in this Prospectus is the level of Shareholder Service Fee that the classes bear for client and shareholder service, reporting and other support, reflecting the fact that, as the size of a client relationship increases, the cost to service that client decreases as a percentage of the assets in that account. Thus, the Shareholder Service Fee is lower for classes where eligibility criteria require greater total assets under GMO's management.

MINIMUM INVESTMENT CRITERIA FOR CLASS II AND CLASS III ELIGIBILITY

----------------------------------------------------------------------------------------------------

                                       MINIMUM TOTAL                       MINIMUM TOTAL
                                      FUND INVESTMENT                      INVESTMENT(1)
----------------------------------------------------------------------------------------------------
          CLASS II                          NA                              $5 million
----------------------------------------------------------------------------------------------------
         CLASS III                          NA                              $35 million
----------------------------------------------------------------------------------------------------

----------------------------  -------------------------------
                                        SHAREHOLDER
                                        SERVICE FEE
                                    (AS A % OF AVERAGE
                                     DAILY NET ASSETS)
----------------------------  -------------------------------
          CLASS II                         0.22%
---------------------------------------------------------------------------------------------
         CLASS III                         0.15%
----------------------------------------------------------------------------------------------------

MINIMUM INVESTMENT CRITERIA FOR CLASS IV ELIGIBILITY

----------------------------------------------------------------------------------------------------
                                                                           MINIMUM TOTAL
                                                                          INVESTMENT PLUS
                                       MINIMUM TOTAL                       MINIMUM FUND
                                      FUND INVESTMENT                       INVESTMENT
----------------------------------------------------------------------------------------------------
                                                                         $250 million plus
          CLASS IV                     $125 million                     $35 million in Fund
----------------------------------------------------------------------------------------------------

----------------------------  -------------------------------
                                        SHAREHOLDER
                                        SERVICE FEE
                                    (AS A % OF AVERAGE
                                     DAILY NET ASSETS)
----------------------------  -------------------------------
          CLASS IV                          0.09%
----------------------------------------------------------------------------------------------------

(1) The eligibility requirements in the table above are subject to certain exceptions and special rules for certain plan investors and for certain clients with continuous client relationships with GMO since May 31, 1996.

     Eligibility for different classes of the Fund depends upon the client meeting either (i) the minimum "Total Fund Investment" set forth in the above table, which includes only a client's total investment in the Fund, or (ii) the minimum "Total Investment" set forth in the above table, calculated as described below; provided that clients who qualify for Class IV Shares of the Fund as a result of satisfying the minimum Total Investment requirements for the Fund must also make a minimum investment in the Fund, as set forth in the above table.

DETERMINATION OF TOTAL INVESTMENT

     A client's Total Investment equals the market value of all the client's assets managed by GMO and its affiliates (1) at the time of initial investment,
(2) at close of business on the last business day of each calendar quarter, or
(3) at other times as determined by the Manager (each, a "Determination Date").

     For clients establishing a relationship with GMO on or after June 1, 1996: A client's Total Investment will be determined by GMO at the Determination Date.

     For clients with GMO accounts as of May 31, 1996: Any client whose Total Investment as of May 31, 1996 (prior to the issuance of multiple classes of shares) was equal to or greater than $7 million will remain eligible for Class III Shares indefinitely, provided that such client does not make a withdrawal or redemption that causes the client's Total Investment to fall below $7 million. Clients whose Total Investment as of May 31, 1996 was less than $7 million but greater than $0 will be eligible for conversion to Class II Shares indefinitely.

You should note:

     - There is no minimum additional investment required to purchase additional shares of the Fund for any class of shares.

     - The Manager will make all determinations as to the aggregation of client accounts for purposes of determining eligibility.

     - Eligibility requirements for each class of shares are subject to change upon notice to shareholders.

CONVERSIONS BETWEEN CLASSES

     Client's shares in the Fund will be converted to the class of shares of the Fund with the lowest Shareholder Service Fee for which the client is eligible, based on the amount of the client's Total Investment or Total Fund Investment, on the Determination Date. The conversion will occur within 15 business days following the Determination Date on a date selected by the Manager.

     The Trust has been advised by counsel that the conversion of a client's investment from one class of shares of the Fund to another class of shares of the Fund should not result in the recognition of gain or loss in the converted shares. The client's tax basis in the new class of shares immediately after the conversion should equal the client's basis in the converted shares immediately before conversion, and the holding period of the new class of shares should include the holding period of the converted shares.

                            DISTRIBUTIONS AND TAXES

     The policy of the Fund is to declare and pay distributions of its dividends, interest and foreign currency gains semi-annually. The Fund also intends to distribute net gains from the sale of securities held by the Fund for not more than one year (i.e., net short-term capital gains) and net gains from the sale of securities held by the Fund for more than one year (i.e., net long-term capital gains) at least annually. The Fund is treated as a separate taxable entity for federal income tax purposes and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

     All dividends and/or distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash. There is no purchase premium on reinvested dividends or distributions. Shareholders may make this election by marking the appropriate box on the purchase order form or by writing to the Trust.

It is important for you to note:

     - For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable to shareholders as ordinary income.

     - For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of shareholders taxed as individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

     - Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

     - Distributions by the Fund are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment in the Fund (and accordingly such income or gains were included in the price the shareholder paid for shares in the Fund). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any gain resulting from a shareholder's sale, exchange, or redemption of Fund shares generally will be taxable to the shareholder as capital gain.

     - The Fund's investment in foreign securities may be subject to foreign withholding taxes on dividends, interest or capital gains which will decrease the Fund's yield. In certain instances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes.

     - The Fund's investment in foreign securities, foreign currencies, debt obligations issued or purchased at a discount, and assets "marked to the market" for federal income tax purposes may increase or accelerate the Fund's recognition of income, including the recognition of taxable income in excess of the cash generated by such investments. These investments may, therefore, affect the timing or amount of the Fund's distributions and may cause the Fund to liquidate other investments at a time when it is not advantageous to do so in order to satisfy the distribution requirements that apply to entities taxed as regulated investment companies.

     - The Fund's use of derivatives may increase the amount of taxes payable by its shareholders.

     The above is a general summary of the principal federal income tax consequences of investing in the Fund for shareholders who are U.S. citizens, residents or domestic corporations. You should consult your own tax advisors about the precise tax consequences of an investment in the Fund in light of your particular tax situation, including possible foreign, state, local or other applicable tax laws (including the federal alternative minimum tax).

                       This Page Intentionally Left Blank

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

The financial highlight table below is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise noted, this information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Trust's Annual Reports, which are incorporated by reference in the Statement of Additional Information and available upon request. Information is presented for each class of shares of the Fund that had investment operations during the reporting periods and is currently being offered.

INTERNATIONAL INTRINSIC VALUE FUND*

                                                         CLASS II SHARES
                                     -------------------------------------------------------
                                                   YEAR ENDED FEBRUARY 28/29,
                                     -------------------------------------------------------
                                      2003        2002        2001        2000        1999
                                     -------     -------     -------     -------     -------
Net asset value, beginning of
  period...........................  $ 17.41     $ 20.30     $ 20.85     $ 20.33     $ 23.16
                                     -------     -------     -------     -------     -------
Income (loss) from investment
  operations:
  Net investment income(b).........     0.37        0.28        0.40        0.41        0.39
  Net realized and unrealized gain
    (loss).........................    (1.05)      (2.44)       1.11        1.33       (0.46)
                                     -------     -------     -------     -------     -------
    Total from investment
      operations...................    (0.68)      (2.16)       1.51        1.74       (0.07)
                                     -------     -------     -------     -------     -------
Less distributions to shareholders:
  From net investment income.......    (0.69)      (0.73)      (0.22)      (0.56)      (0.48)
  From net realized gains..........       --          --       (1.84)      (0.66)      (2.28)
                                     -------     -------     -------     -------     -------
    Total distributions............    (0.69)      (0.73)      (2.06)      (1.22)      (2.76)
                                     -------     -------     -------     -------     -------
Net asset value, end of period.....  $ 16.04     $ 17.41     $ 20.30     $ 20.85     $ 20.33
                                     =======     =======     =======     =======     =======
Total Return(a)....................    (4.11)%    (10.71)%      7.25%       8.09%     (0.76)%
Ratios/Supplemental Data:
  Net assets, end of period
    (000's)........................  $67,896     $42,495     $15,284     $21,162     $18,295
  Net expenses to average daily net
    assets.........................     0.76%       0.76%       0.76%       0.76%       0.76%
  Net investment income to average
    daily net assets...............     2.06%       1.56%       1.88%       1.84%       1.71%
  Portfolio turnover rate..........       51%         51%         31%         53%         60%
  Fees and expenses reimbursed by
    the Manager to average daily
    net assets.....................     0.10%       0.10%       0.08%       0.09%       0.28%

                                                               CLASS III SHARES
                                     --------------------------------------------------------------------
                                                          YEAR ENDED FEBRUARY 28/29,
                                     --------------------------------------------------------------------
                                       2003          2002           2001           2000           1999
                                     --------     ----------     ----------     ----------     ----------
Net asset value, beginning of
  period...........................  $  17.50     $    20.37     $    20.91     $    20.38     $    23.20
                                     --------     ----------     ----------     ----------     ----------
Income (loss) from investment
  operations:
  Net investment income(b).........      0.40           0.44           0.44           0.47           0.42
  Net realized and unrealized gain
    (loss).........................     (1.08)         (2.59)          1.09           1.28          (0.47)
                                     --------     ----------     ----------     ----------     ----------
    Total from investment
      operations...................     (0.68)         (2.15)          1.53           1.75          (0.05)
                                     --------     ----------     ----------     ----------     ----------
Less distributions to shareholders:
  From net investment income.......     (0.69)         (0.72)         (0.23)         (0.56)         (0.49)
  From net realized gains..........        --             --          (1.84)         (0.66)         (2.28)
                                     --------     ----------     ----------     ----------     ----------
    Total distributions............     (0.69)         (0.72)         (2.07)         (1.22)         (2.77)
                                     --------     ----------     ----------     ----------     ----------
Net asset value, end of period.....  $  16.13     $    17.50     $    20.37     $    20.91     $    20.38
                                     ========     ==========     ==========     ==========     ==========
Total Return(a)....................    (4.05)%       (10.60)%          7.32%          8.20%        (0.68)%
Ratios/Supplemental Data:
  Net assets, end of period
    (000's)........................  $845,997     $1,053,104     $1,280,603     $1,799,929     $1,998,447
  Net expenses to average daily net
    assets.........................      0.69%          0.69%          0.69%          0.69%          0.69%
  Net investment income to average
    daily net assets...............      2.26%          2.37%          2.07%          2.09%          1.84%
  Portfolio turnover rate..........        51%            51%            31%            53%            60%
  Fees and expenses reimbursed by
    the Manager to average daily
    net assets.....................      0.10%          0.10%          0.08%          0.09%          0.28%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b) Computed using average shares outstanding throughout the period.
* Effective February 1, 2001, the "GMO International Core Fund" was renamed the "GMO International Intrinsic Value Fund."

                                 CLASS IV SHARES
         ----------------------------------------------------------------
                            YEAR ENDED FEBRUARY 28/29,
         ----------------------------------------------------------------
           2003          2002          2001          2000          1999
         --------      --------      --------      --------      --------
         $  17.50      $  20.37      $  20.90      $  20.37      $  23.19
         --------      --------      --------      --------      --------
             0.38          0.36          0.50          0.55          0.42
            (1.05)        (2.49)         1.05          1.21         (0.46)
         --------      --------      --------      --------      --------
            (0.67)        (2.13)         1.55          1.76         (0.04)
         --------      --------      --------      --------      --------
            (0.71)        (0.74)        (0.24)        (0.57)        (0.50)
               --            --         (1.84)        (0.66)        (2.28)
         --------      --------      --------      --------      --------
            (0.71)        (0.74)        (2.08)        (1.23)        (2.78)
         --------      --------      --------      --------      --------
         $  16.12      $  17.50      $  20.37      $  20.90      $  20.37
         ========      ========      ========      ========      ========
            (4.02)%      (10.52)%        7.45%         8.18%        (0.60)%
         $334,240      $248,579      $155,558      $291,894      $567,219
             0.63%         0.63%         0.63%         0.63%         0.63%
             2.13%         1.97%         2.34%         2.47%         1.85%
               51%           51%           31%           53%           60%
             0.10%         0.10%         0.08%         0.09%         0.28%

                                   GMO TRUST

                             ADDITIONAL INFORMATION

     The Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's annual and semi-annual reports, and the Fund's Statement of Additional Information (the "Statement") are available free of charge by writing to GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling collect (617) 346-7646. The Statement contains more detailed information about the Fund and is incorporated by reference into this Prospectus.

     Investors can review and copy the Prospectus, Statement and reports at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                             SHAREHOLDER INQUIRIES

                      Shareholders may request additional
                   information from and direct inquiries to:
                            Shareholder Services at
                    Grantham, Mayo, Van Otterloo & Co. LLC,
                        40 Rowes Wharf, Boston, MA 02110
                         1-617-346-7646 (CALL COLLECT)
                              1-617-439-4192 (FAX)
                                  SHS@GMO.com
                          website: http://www.gmo.com

                                  DISTRIBUTOR

                            Funds Distributor, Inc.
                                60 State Street
                          Boston, Massachusetts 02109

                                        INVESTMENT COMPANY ACT FILE NO. 811-4347